NUMBER                                                                    SHARES
[     ]                                                                  [     ]

                            UNITY FIRST ACQUISITION CORP.


COMMON STOCK

                                                               CUSIP

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS                                                             SEE REVERSE FOR
CERTIFIES                                                    CERTAIN DEFINITIONS
THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER SHARE, OF

UNITY FIRST ACQUISITION CORP.

CERTIFICATE OF STOCK

(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

UNITY FIRST ACQUISITION CORP.
CORPORATE                      /s/ NORMAN LEBEN    /s/ LAWRENCE  BURSTEIN
SEAL                               SECRETARY                PRESIDENT
1996
DELAWARE

COUNTERSIGNED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
               (NEW YORK, NY)               TRANSFER AGENT

BY


                                            AUTHORIZED OFFICER

                            UNITY FIRST ACQUISITION CORP.

    The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM-as tenants in common                                     UNIF GIFT MIN ACT-...........Custodian...........
    TEN ENT-as tenants by the entireties                                                 (Cust)              (Minor)
    JT TEN -as joint tenants with right of                                              under Uniform Gifts to Minors
             survivorship and not as tenants                                             Act............
             in common                                                                        (State)


       Additional abbreviations may also be used though not in the above list.


        For value received,             hereby sell, assign and transfer unto
                         ------------
   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE



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- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
- --------------------------------------------------------------------------
of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint

                                                                        Attorney
- ------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------




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      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
              WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.